Investor Presentation
NASDAQ: EQIX
December 2, 2009
Filed by Equinix, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Switch & Data Facilities Company, Inc.
(Commission File No. 001-33302)
Exhibit 99.1

Public Disclosure Statement
Except for historical information, our presentation today contains forward-looking statements which include words such as “believe”, “anticipate” and “expect”. These forward-looking statements involve risks and uncertainties that may cause Equinix’s actual results to differ materially from those expressed or implied by these statements.
Factors that may affect Equinix’s results are summarized in our annual report on Form
10-K filed February 26, 2009, and quarterly report on Form 10-Q filed on October 26,
2009. Equinix assumes no obligation and does not intend to update forward-looking statements made in this presentation.
FORWARD -
LOOKING
STATEMENTS

Switch & Data Acquisition:
Terms & Rationale

o
ANNOUNCED: October 21, 2009
o
PURCHASE PRICE: $689M equity value at time of signing (Oct. 20, ‘09)
o
CONSIDERATION: 80% EQIX stock and 20% cash
o
CLOSING: Expected Q1 2010
TRANSACTION
TERMS
o
NEW MARKETS: Presence in Top 10 North American internet hubs i.e.
Atlanta, Denver, Miami, Seattle & Toronto
o
IBX CAPACITY: Incremental capacity in constrained overlap markets
e.g. Dallas
o
INTERCONNECTION: Increased network density in key North American metros
o
SYNERGIES: Annual run rate operating synergies estimated at
approximately $20M
o
FINANCIAL BENEFITS: Potential tax (NOLs) and interest (re-financing)
efficiencies
STRATEGIC
RATIONALE

Equinix + Switch & Data:
Enhanced North American Platform

AP
EQUINIX
(Global)
SWITCH & DATA
(North America)
PRO FORMA
(Global)

> 1M
18

> 5M
34

> 6M
METRIC
MARKETS
DATA CENTERS
GROSS SQ. FT.
Presence in 9 of the top 10 markets / internet hubs in North America
Chicago
Los Angeles
New York
Area
Dallas/Irving
Silicon Valley
Washington, D.C.
Phoenix
Denver
Miami
Tampa
Atlanta
Indianapolis
Boston
Detroit
Buffalo
Cleveland
Philadelphia
Pittsburgh
Nashville
Seattle
Toronto
St. Louis
Equinix
Switch and Data
EU

9/30/2009
$M EQIX S&D ADJ COMB
Cash & Cash Equivalents 627 $          23 $            (283) $         367 $
Total Assets 2,963          393             274             3,630
Total Debt 1,499          203             (143)            1,559
Net Debt 872             180             141             1,192
Net Debt / LQA ADJ EBITDA 2.1x 2.1x -              2.3x
Q3 '09
$M EQIX S&D ADJ COMB
REVENUES 228 $          54 $            - $           281 $
Contribution 81% 19% -              100%
ADJUSTED EBITDA 106             21               -              127
Contribution 83% 17% -              100%
Equinix + Switch & Data:
Increased Financial Scale
5
EQUINIX + SWITCH & DATA PRO FORMA FINANCIALS
(1) 9/30/09 Pro Forma balance sheet data based on proxy statement and proxy filed on November 25, 2009.
(2) Equinix and Switch and Data define adjusted EBITDA differently. For example, Switch and Data excludes deferred rent from their calculation.  You should refer to Equinix’s and Switch and Data’s Form 8-K filed on October 21, 2009 and October 27, 2009, respectively, for these results and their differences.
(1)
(2)
(2)

This communication may be deemed to be solicitation material in respect of the proposed transaction between Equinix and
Switch and Data. On November 25, 2009, in connection with the proposed transaction involving Equinix and Switch and
Data, Equinix filed with the SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus and each of Equinix and Switch and Data plan to file with the SEC other documents regarding the proposed transaction.  The definitive Proxy Statement/Prospectus will be mailed to stockholders of Switch and Data. SWITCH AND DATA
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS
FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Switch and Data stockholders will be able to obtain free copies of the Registration Statement and the Proxy
Statement/Prospectus (when available) and other documents filed with the SEC by Equinix and Switch and Data through the website maintained by the SEC at www.sec.gov.  In addition, Switch and Data stockholders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Equinix by directing a request to Equinix, Inc., 301 Velocity Way, Fifth Floor, Foster City, CA 94404, Attention:
Investor Relations (telephone: 888-222-1162) or going to Equinix’s corporate website at www.equinix.com, or from Switch and Data by directing a request to Switch & Data Facilities Company, Inc., 1715 Westshore Boulevard, Suite 650, Tampa,
FL 33607, Attention: Investor Relations (telephone: 866-797-2633) or going to Switch and Data’s corporate website at
www.switchanddata.com.
Equinix, Switch and Data and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Equinix’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 23, 2009. Information regarding Switch and
Data’s directors and executive officers is contained in Switch and Data’s annual proxy statement filed with the SEC on April
6, 2009. Additional information regarding the interests of such potential participants will be included in the Proxy
Statement/Prospectus and the other relevant documents filed with the SEC (when available).
Important Information for Investors &
Stockholders